                                                                 EXHIBIT 10.22



FIRST                                       ASSIGNMENT OF TIME CERTIFICATE OF
SECURITY                                    DEPOSITS, OTHER INSTRUMENT, OR
BANK                                        DEPOSIT ACCOUNT

                                                         LOAN NO.: 0000187-9001
                                                                   ------------
                                                              March 20, 1997
                                                              --------------
                                                              DATE

FOR VALUE RECEIVED, Anesta Corp.
                    ------------------------------------------------------------

--------------------------------------------------------------------------------
                                   OWNER(S)

DO(ES) HEREBY SELL, ASSIGN, AND TRANSFER THE FOLLOWING AT:

First Security Bank, N.A.
----------------------------------
NAME OF DEPOSIT INSTITUTION


TIME DEPOSIT ACCOUNT NUMBER:                        MATURITY DATE:
                            ---------------------                  -------------

SAVINGS ACCOUNT NUMBER:
                       ---------------------------------------------------------

CERTIFICATE OR OTHER INSTRUMENT NUMBER: 051-999-2660390   DATED: 03/19/97
                                        ---------------          --------

                                                     MATURITY DATE: 07/15/97
                                                                    --------
AMOUNT SIGNED: $816,000.00

     TOGETHER WITH ALL RENEWALS, ROLLOVERS, REPLACEMENTS, AND EXCHANGES THEREOF TO FIRST SECURITY BANK N.A. ("ASSIGNEE") FOR THE FOLLOWING PURPOSE: to secure a loan evidenced by a Promissory Note dated January 11, 1995, executed by Anesta Corp. , AND HEREBY IRREVOCABLY CONSTITUTE AND APPOINT FIRST SECURITY BANK, N.A. ATTORNEY TO TRANSFER TO ASSIGNEE'S EXCLUSIVE CONTROL SAID CERTIFICATE, OTHER INSTRUMENT, OR DEPOSIT ACCOUNT ON THE RECORDS OF THE ISSUING BANK OR OTHER ISSUING AUTHORITY.

Anesta Corp.

      /s/  Thomas B. King
-------------------------------------
Thomas B. King, President


      /s/  Roger P. Evans
-------------------------------------
Roger P. Evans, Controller


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                      ATTACHMENT TO MODIFICATION AGREEMENT
                              DATED March 3, 1997

                        MODIFICATIONS TO LOAN DOCUMENTS

The Loan Documents shall be amended as follows:

In addition to the terms and conditions of the loan, Borrower agrees to the following:

            If First Security has not received the full amount of any payment by the end of fifteen (15) calendar days after the date due, including the balance due at maturity, Borrower will pay a late charge to First Security in the amount of five percent (5%) of the overdue payment of principal and interest or $1,000.00, whichever is less. Borrower hereby agrees to pay the late charge promptly, but only once on each late payment.

            In addition to any late charges that may be assessed as herein provided, the outstanding balance of this Note after a default in payment of principal and/or interest or any part thereof, including but not limited to a default in making the final payment due at maturity, or a default as defined in any Loan agreement, any document securing this Note, or any other document executed in connection with this Note, shall accrue interest from the date of the default at the rate equal to four (4) percentage points per annum in excess of the interest rate charged if this Note were not in default. If First Security shall waive in writing or permit a cure of such default, the interest rate shall revert to the non-default rate from and after such waiver or completion of such cure.

All other terms and conditions shall remain unchanged.

FIRST                                                MODIFICATION AGREEMENT
SECURITY
BANK                                                 LOAN NO.: 0000187-9001

     First Security Bank, N.A. ("First Security") has extended credit (the "Loan") to the undersigned (individually and collectively "Borrower") pursuant to a promissory note dated January 11, 1995 (the "Note") in the stated principle amount of $1,500,000.00 . The loan is: [check one box]

     [ ]   unsecured.

     [x] secured by security agreements, trust deeds, mortgages, lien instruments, and/or other collateral documents ( the "Collateral Documents").

If neither of the boxes is checked, the Loan shall be deemed to be secured.

     The note and any loan agreements, guaranties, subordinations, Collateral Documents, and other instruments and documents executed in connection therewith, together with any previous modifications to any of these instruments or documents, shall be referred to as the "Loan Documents."

     Borrower has requested certain modifications to the Loan Documents and First Security is willing to grant such modifications on the following terms and conditions:

     1. Provided that all conditions stated herein are satisfied, the terms of the Loan Documents are hereby modified as follows: [check the applicable box(es)]

MODIFICATIONS TO THE TERMS OF THE NOTE:

     [ ] The MATURITY DATE of the note is extended to _________________________

     [ ] The INTEREST RATE under the Note is modified effective _______________, to be ________________________________________________________________
         _________________________________________________ per annum. A variable interest rate based upon the prime rate shall be adjusted with each change in the prime rate. The following definition applies to interest rate based on First Security's prime rate.

         First Security's "prime rate" is its announced rate of interest used as a reference point from which it may calculate the cost of credit to customers. It is subject to change from time to time. First Security may make loans bearing interest above, at, or below its prime rate.

     [x] The PRINCIPAL AMOUNT available under the Note is being changed as follows: [check one]

         [ ] The Note's stated principal amount is being changed to $_________, representing the maximum outstanding principal permitted under the Note (any principal amount outstanding in excess of this new maximum must be paid on the Note as a condition precedent to this Agreement).

         [x] First Security agrees to loan up to an additional $800,000.00 over the current principal outstanding on the Note, which is $1,350,000.00 as of the date of this Agreement.

         This Agreement does not constitute a repayment or extinguishment of the Note, but only a modification thereof.

     [x] The REPAYMENT TERMS of the Note are modified as follows: One payment of principal in the amount of $150,000.00 due July 15,1997, thereafter, equal installments of principal in the amount of $250,000.00 each beginning July 15,1998 and continuing ANNUALLY thereafter until July 15, 2005. Accrued interest on this Note shall be paid MONTHLY, beginning April 15, 1997 and continuing on the 15th day of each month thereafter. The entire balance of outstanding principal and accrued but unpaid interest shall be due and payable on July 15, 2005.

OTHER MODIFICATIONS TO THE LOAN DOCUMENTS:

     [x] The LOAN DOCUMENTS shall be amended as follows:A First Security Bank
         Certificate of Deposit Account #051-999-2660390, in the amount of $816,000.00, in the name of Anesta Corp., dated 3/19/97 shall be added as security on this Loan. A late charge and default rate as set forth in the attachment hereto are added to the terms of the Note. The Pledged Assets Schedule to Commercial Credit and Security Agreement,
         Section 1 shall be amended to read: All Certificates of Deposit of Borrower issued by First Security as such certificates may be identified by an Assignment of Time Certificate of Deposit, Other Instrument, or Deposit Account.

     2. As preconditions to the terms of this Agreement, Borrower shall complete or provide the following: [if none, type N/A in subsection 2.1]

     2.1 N/A

     2.2 N/A

     3. As an additional precondition to the terms of this Agreement, Borrower shall pay or shall have paid all reasonable fees, costs, and expenses, of whatever kind of nature, incurred by First Security in connection with this Agreement, including but not limited to attorney's fees, lien search fees, title reports and policies, and recording and filing fees.

     4.  It is the intention and agreement of Borrower and First Security that:
(I) all collateral security in which First Security has acquired a security interest or other lien pursuant to the Loan Documents shall continue to serve as collateral security for payment and performance of all the obligations of the Borrower under the Loan Documents, and (ii) all agreements, representations, warranties, and covenants contained in the Loan Documents are hereby reaffirmed in full by the Borrower except as specifically modified by this Agreement.

     5. Borrower hereby acknowledges that: (I) the Loan Documents are in full force and effect, as modified by this Agreement, and (ii) by entering into this Agreement, First Security does not waive any existing default or any default hereafter occurring or become obligated to waive any condition or obligation under the Loan Documents.

     6. Borrower hereby acknowledges that Borrower has no claim, demand, lawsuit, cause of action, claim for relief, remedy, or defense against enforcement of the Loan Documents that could be asserted against First Security, its affiliates, directors, officers, employees, or agents, whether known or unknown, for acts, failures to act (whether such act or failure to act is intentional or negligent), representations, commitments, statements and warranties, including without limitation any such conduct arising out of or in any way connected with the Loan Documents. Notwithstanding the foregoing, Borrower hereby waives, releases, and relinquishes any and all claims, demands, lawsuits, causes of action, claims for relief, remedies, or defenses against enforcement of the Loan Documents that could be asserted against First Security, its affiliates, directors, officers, employees, or agents, whether known or unknown.

     7. In addition to this Agreement, the Loan Documents, and any additional documents that this Agreement requires, this finance transaction may include other written closing documentation such as resolutions, waivers, certificates, financing statements, filings, statements, closing or escrow instructions, loan purpose statements, and other documents that First Security may customarily use in such transactions. Such documents are incorporated herein by this reference. All the documents to which this paragraph makes reference express, embody, and represent the final expression of the agreement between First Security and Borrower, the terms and conditions of which cannot hereafter be contradicted by any oral understanding ( if any ) not reduced to writing and identified above.

Effective as of   March 20, 1997

FIRST SECURITY:

First Security Bank, N.A.

      /s/ Steven M. Kohler
-------------------------------------
Steven M. Kohler, Vice President

BORROWER:

Anesta Corp., a Delaware corporation

      /s/ Thomas B. King                             /s/ Roger P. Evans
-------------------------------------        ----------------------------------
Thomas B. King, President                    Roger P. Evans, Controller

FIRST                                       ACCOUNT NUMBER:0519992660390
SECURITY
BANK                                        NEGOTIABLE CERTIFICATE OF DEPOSIT

Issued at (office)  Main @ First South - 051
                    ------------------------
City and State      Salt Lake City, UT
                    ------------------------

This is to certify that ***Anesta Corp*** herein called Registered Owner(s) has deposited in this Bank the sum of Eight Hundred Sixteen Thousand----------- dollars payable at the issuing office to the Registered Owner(s) upon presentation and surrender of this certificate properly endorsed on (maturity
date) 07-15-97.   The interest rate is 5.00 % with an annual percentage yield of
5.12%. The annual percentage yield was calculated, using the terms you requested, with the interest compound N/A, paid Monthly, by depositing to Checking #060-00119-51. This deposit is a First Security Bank Negotiable Certificate of Deposit which is subject to the terms and conditions set forth below. Substantial penalty for redemption prior to maturity.


                                           /s/ Dawn Carroll
                                        ---------------------------------------
                                        (Authorized Signature)

--------------------------------------------------------------------------------

                              ACCOUNT CONDITIONS

o The interest rate and annual percentage yield on this account will remain fixed until maturity.

o The term of this account may range from fourteen (14) days to five (5) years. The specific term you have chosen is disclosed on your Negotiable Certificate of Deposit.

o This account will not automatically renew at maturity for an additional like term. If you do not renew the account, your deposit will be placed in a non interest earning account. No interest will be paid after final maturity.

o    Additional deposits to this account are not permitted.

o To determine the annual percentage yield we assume the interest will remain on deposit until maturity. A withdrawal will reduce earnings.

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o    Interest begins to accrue for the deposit of non-cash items (for example, checks) no later than the business day credit is received under the applicable availability schedule established by the Federal Reserve pursuant to the Expedited Funds Availability Act and Regulation CC.

o We use the daily balance method to calculate the interest on this account. This method applies a daily periodic rate to the principal in the account each day.

o The Federal Deposit Insurance Corporation (FDIC) is a government agency organized to insure deposits. Your basic insured amount is $100,000. Deposits maintained in different categories of legal ownership are separately insured. It is therefore possible for you to have more than $100,000 insurance coverage in a single institution if the funds are owned and deposited in different categories. Your insurance limit is applied to the combined total amount you hold within each ownership category. Refer to the FDIC publication Your Insured Deposit for details.

o This account is a Time Deposit subject to all applicable rules and regulations of the Board of Governors of the Federal Reserve System and of First Security Bank.

o This account is payable only to the registered account owner(s) upon surrender of your Negotiable Certificate of Deposit, properly endorsed, to the issuing office.

o If this account is owned by multiple original payees (i.e. joint owners) consisting of two or more natural persons, they shall hold the account with right of survivorship. The deposit (together with interest) is payable to any one of them during their joint lives. Each owner, acting alone, can withdraw or transfer funds from this account or can effectively terminate this account by withdrawing all or substantially all of the funds and depositing the same in a new account which omits the name of one of the owners. Upon the death of any of the owners, all of the right, title and interest to this account shall vest absolutely in the survivor or survivors, subject to all applicable tax statutes and regulations. Each of such persons shall be the agent of the other to give or receive any notice provided for herein or to take any other action pertaining to this account.

o If this account is opened with the added conditions of "payable on death" ("POD") to one or more persons, ownership of this account shall in the POD payee or payees only upon the death of all of the original payees and shall be otherwise governed by applicable statutes.

o If funds are withdrawn from this account before maturity, Federal Reserve regulations require an early withdrawal penalty, unless the withdrawal is due to death or incompetency of an owner. The penalty is at the interest rate being paid at the time of withdrawal and applies regardless of the length of time the funds have remained on deposit. The penalty is in terms of interest on the amount withdrawn and may require reduction in the principal sum of the account. The penalty for the early withdrawal of funds is as follows:

     Accounts with maturities of:

     Seven to 31 days          All interest earned to date of withdrawal, or all
                               interest that could have been earned for one-half the maturity period, whichever is greater.

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     32 days to 12 months      One month's interest earned or that could have
                               been earned.

     More than 12 months       Three months' interest earned or that could have
                               been earned.

o We reserve the right to change any of the terms and conditions of this account provided we so notify you in writing at least thirty (30) advance.

o Interest checks, if applicable, and notices relative to this account will be mailed to your last known address.

o We are required by Federal law to obtain your Taxpayer Identification Number (TIN) upon opening this account. A TIN can be Social Security Number or an Employer Identification Number. If you do not provide us with a TIN and certify under penalty or perjury that the TIN is correct you may be subject to certain penalties as well as backup withholding of any interest earned on this account at the rate of thirty-one (31) percent.

o We reserve the right not to open this account if you do not provide a TIN certified to be correct. If you are applying for a TIN, the account will be opened if you so certify on form W-9. In such cases, we must apply backup withholding on earnings on your account until the TIN is provided. We reserve the right to close this account if your TIN is not provided within sixty (60) days after account opening.

o You are also required at the time you open the account to certify that you are not subject to backup withholding. If you do not so certify the required to withhold tax from the earnings on your account at the rate of thirty-one (31) percent.

FIRST
SECURITY                                    COLLATERAL RECEIPT
BANK

DATE:    March 20, 1997                     RECEIPT NUMBER: 107115
       ------------------                                   ------

NAME:    Anesta Corp.
     ---------------------------------------------------------------------------
ADDRESS:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBED COLLATERAL AS SECURITY TO NOTE OF $_____________________

DATED:                                      DUE:
      -------------------------------            -------------------------------

--------------------------------------------------------------------------------
DESCRIPTION OF COLLATERAL:

A First Security Bank certificate of deposit account #051-999-26603-90 in the amount of $816,000.00, in the name of Anesta Corp., dated 3/19/97




--------------------------------------------------------------------------------
FIRST SECURITY BANK, N.A.
                     ----

BY:        /s/ Steven M. Kohler
   ---------------------------------------
      Steven M. Kohler, Vice President